Exhibit 99.2

Non-US GAAP Financial Measures and Supplemental Information
January 30, 2020
In this document, the terms the "Company," "we" and "our" refer to Celanese Corporation and its subsidiaries on a consolidated basis.
Purpose
The purpose of this document is to provide information of interest to investors, analysts and other parties including supplemental financial information and reconciliations and other information concerning our use of non-US GAAP financial measures. This document is updated quarterly.
Presentation
This document presents the Company's three business segments, Engineered Materials, Acetate Tow and Acetyl Chain.
Use of Non-US GAAP Financial Measures
From time to time, management may publicly disclose certain numerical "non-GAAP financial measures" in the course of our earnings releases, financial presentations, earnings conference calls, investor and analyst meetings and otherwise. For these purposes, the Securities and Exchange Commission ("SEC") defines a "non-GAAP financial measure" as a numerical measure of historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with US GAAP, and vice versa for measures that include amounts, or are subject to adjustments that effectively include amounts, that are excluded from the most directly comparable US GAAP measure so calculated and presented. For these purposes, "GAAP" refers to generally accepted accounting principles in the United States.
Non-GAAP financial measures disclosed by management are provided as additional information to investors, analysts and other parties because the Company believes them to be important supplemental measures for assessing our financial and operating results and as a means to evaluate our financial condition and period-to-period comparisons. These non-GAAP financial measures should be viewed as supplemental to, and should not be considered in isolation or as alternatives to, net earnings (loss), operating profit (loss), operating margin, cash flow from operating activities (together with cash flow from investing and financing activities), earnings per share or any other US GAAP financial measure. These non-GAAP financial measures should be considered within the context of our complete audited and unaudited financial results for the given period, which are available on the Financial Information/Financial Document Library page of our website, investors.celanese.com. The definition and method of calculation of the non-GAAP financial measures used herein may be different from other companies' methods for calculating measures with the same or similar titles. Investors, analysts and other parties should understand how another company calculates such non-GAAP financial measures before comparing the other company's non-GAAP financial measures to any of our own. These non-GAAP financial measures may not be indicative of the historical operating results of the Company nor are they intended to be predictive or projections of future results.
Pursuant to the requirements of SEC Regulation G, whenever we refer to a non-GAAP financial measure, we will also present in this document, in the presentation itself or on a Form 8-K in connection with the presentation on the Financial Information/Financial Document Library page of our website, investors.celanese.com, to the extent practicable, the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable GAAP financial measure.
This document includes definitions and reconciliations of non-GAAP financial measures used from time to time by the Company.
Specific Measures Used
This document provides information about the following non-GAAP measures: adjusted EBIT, adjusted EBIT margin, operating EBITDA, operating EBITDA margin, operating profit (loss) attributable to Celanese Corporation, adjusted earnings per share, net debt, free cash flow and return on invested capital (adjusted). The most directly comparable financial measure presented in accordance with US GAAP in our consolidated financial statements for adjusted EBIT and operating EBITDA is net earnings (loss) attributable to Celanese Corporation; for adjusted EBIT margin and operating EBITDA margin is operating margin; for operating profit (loss) attributable to Celanese Corporation is operating profit (loss); for adjusted earnings per share is earnings (loss) from continuing operations attributable to Celanese Corporation per common share-diluted; for net debt is total debt; for free cash flow is net cash provided by (used in) operations; and for return on invested capital (adjusted) is net earnings (loss) attributable to Celanese Corporation divided by the sum of the average of beginning and end of the year short- and long-term debt and Celanese Corporation stockholders' equity.
Definitions

•
Adjusted EBIT is a performance measure used by the Company and is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense and taxes, and further adjusted for Certain Items (refer to Table 8). We believe that adjusted EBIT provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of unusual, non-operational or restructuring-related activities that affect comparability. Our management recognizes that adjusted EBIT has inherent limitations because of the excluded items. Adjusted EBIT is one of the measures management uses for planning and budgeting, monitoring and evaluating financial and operating results and as a performance metric in the Company's incentive compensation plan. We do not provide reconciliations for adjusted EBIT on a forward-looking basis (including those contained in this document) when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of Certain Items, such as mark-to-market pension gains and losses, that have not yet occurred, are out of our control and/or cannot be reasonably predicted. For the same reasons, we are unable to address the probable significance of the unavailable information. Adjusted EBIT margin is defined by the Company as adjusted EBIT divided by net sales. Adjusted EBIT margin has the same uses and limitations as Adjusted EBIT.

•
Operating EBITDA is a performance measure used by the Company and is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense, taxes and depreciation and amortization, and further adjusted for Certain Items, which Certain Items include accelerated depreciation and amortization expense. Operating EBITDA is equal to adjusted EBIT plus depreciation and amortization. We believe that Operating EBITDA provides transparent and useful information to investors, analysts and other parties in evaluating our operating performance relative to our peer companies. Operating EBITDA margin is defined by the Company as Operating EBITDA divided by net sales. Operating EBITDA margin has the same uses and limitations as Operating EBITDA.

•
Operating profit (loss) attributable to Celanese Corporation is defined by the Company as operating profit (loss), less earnings (loss) attributable to noncontrolling interests ("NCI"). We believe that operating profit (loss) attributable to Celanese Corporation provides transparent and useful information to management, investors, analysts and other parties in evaluating our core operational performance. Operating margin attributable to Celanese Corporation is defined by the Company as operating profit (loss) attributable to Celanese Corporation divided by net sales. Operating margin attributable to Celanese Corporation has the same uses and limitations as Operating profit (loss) attributable to Celanese Corporation.

•
Adjusted earnings per share is a performance measure used by the Company and is defined by the Company as earnings (loss) from continuing operations attributable to Celanese Corporation, adjusted for income tax (provision) benefit, Certain Items, and refinancing and related expenses, divided by the number of basic common shares and dilutive restricted stock units and stock options calculated using the treasury method. We believe that adjusted earnings per share provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of the above stated items that affect comparability and as a performance metric in the Company's incentive compensation plan. We do not provide reconciliations for adjusted earnings per share on a forward-looking basis (including those contained in this document) when we are unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of Certain Items, such as mark-to-market pension gains and losses, that have not yet occurred, are out of our control and/or cannot be reasonably predicted. For the same reasons, we are unable to address the probable significance of the unavailable information.

Note: The income tax expense (benefit) on Certain Items ("Non-GAAP adjustments") is determined using the applicable rates in the taxing jurisdictions in which the Non-GAAP adjustments occurred and includes both current and deferred income tax expense (benefit). The income tax rate used for adjusted earnings per share approximates the midpoint in a range of forecasted tax rates for the year. This range may include certain partial or full-year forecasted tax opportunities and related costs, where applicable, and specifically excludes changes in uncertain tax positions, discrete recognition of GAAP items on a quarterly basis, other pre-tax items adjusted out of our GAAP earnings for adjusted earnings per share purposes and changes in management's assessments regarding the ability to realize deferred tax assets for GAAP. In determining the adjusted earnings per share tax rate, we reflect the impact of foreign tax credits when utilized, or expected to be utilized, absent discrete events impacting the timing of foreign tax credit utilization. We analyze this rate quarterly and adjust it if there is a material change in the range of forecasted tax rates; an updated forecast would not necessarily result in a change to our tax rate used for adjusted earnings per share. The adjusted tax rate is an estimate and may differ from the actual tax rate used for GAAP reporting in any given reporting period. Table 3a summarizes the reconciliation of our estimated GAAP effective tax rate to the adjusted tax rate. The estimated GAAP rate excludes discrete recognition of GAAP items due to our inability to forecast such items. As part of the year-end reconciliation, we will update the reconciliation of the GAAP effective tax rate to the adjusted tax rate for actual results.

•
Free cash flow is a liquidity measure used by the Company and is defined by the Company as net cash provided by (used in) operations, less capital expenditures on property, plant and equipment, and adjusted for capital contributions from or distributions to Mitsui & Co., Ltd. ("Mitsui") related to our methanol joint venture, Fairway Methanol LLC ("Fairway"). We believe that free cash flow provides useful information to management, investors, analysts and other parties in evaluating the Company's liquidity and credit quality assessment because it provides an indication of the long-term cash generating ability of our business. Although we use free cash flow as a measure to assess the liquidity generated by our business, the use of free cash flow has important limitations, including that free cash flow does not reflect the cash requirements necessary to service our indebtedness, lease obligations, unconditional purchase obligations or pension and postretirement funding obligations.

•
Net debt is defined by the Company as total debt less cash and cash equivalents. We believe that net debt provides useful information to management, investors, analysts and other parties in evaluating changes to the Company's capital structure and credit quality assessment.

•
Return on invested capital (adjusted) is defined by the Company as adjusted EBIT, tax effected using the adjusted tax rate, divided by the sum of the average of beginning and end of the year short- and long-term debt and Celanese Corporation stockholders' equity. We believe that return on invested capital (adjusted) provides useful information to management, investors, analysts and other parties in order to assess our income generation from the point of view of our stockholders and creditors who provide us with capital in the form of equity and debt and whether capital invested in the Company yields competitive returns.

Supplemental Information
Supplemental Information we believe to be of interest to investors, analysts and other parties includes the following:

•	Net sales for each of our business segments and the percentage increase or decrease in net sales attributable to price, volume, currency and other factors for each of our business segments.

•	Cash dividends received from our equity investments.

•
For those consolidated ventures in which the Company owns or is exposed to less than 100% of the economics, the outside stockholders' interests are shown as NCI. Beginning in 2014, this includes Fairway for which the Company's ownership percentage is 50%. Amounts referred to as "attributable to Celanese Corporation" are net of any applicable NCI.

Results Unaudited
The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year.

Table 1
Adjusted EBIT and Operating EBITDA - Reconciliation of Non-GAAP Measures - Unaudited

	2019	Q4 '19	Q3 '19	Q2 '19	Q1 '19	2018	Q4 '18	Q3 '18	Q2 '18	Q1 '18
	(In $ millions)
Net earnings (loss) attributable to Celanese Corporation	852	43	263	209	337	1,207	99	401	344	363
(Earnings) loss from discontinued operations	6	(1)	5	1	1	5	(3)	6	—	2
Interest income	(6)	(2)	(1)	(2)	(1)	(6)	(2)	(2)	—	(2)
Interest expense	115	28	27	29	31	125	30	30	32	33
Refinancing expense	4	—	—	4	—	1	1	—	—	—
Income tax provision (benefit)	124	(3)	53	28	46	292	76	54	97	65
Certain Items attributable to Celanese Corporation (Table 8)	381	238	29	107	7	228	192	5	18	13
Adjusted EBIT	1,476	303	376	376	421	1,852	393	494	491	474
Depreciation and amortization expense(1)	329	84	82	82	81	316	78	77	82	79
Operating EBITDA	1,805	387	458	458	502	2,168	471	571	573	553

	2019	Q4 '19	Q3 '19	Q2 '19	Q1 '19	2018	Q4 '18	Q3 '18	Q2 '18	Q1 '18
	(In $ millions)
Engineered Materials	4	2	1	—	1	1	—	—	1	—
Acetate Tow	9	2	5	2	—	19	5	11	3	—
Acetyl Chain	10	3	6	—	1	7	5	2	—	—
Other Activities(2)	—	—	—	—	—	—	—	—	—	—
Accelerated depreciation and amortization expense	23	7	12	2	2	27	10	13	4	—
Depreciation and amortization expense(1)	329	84	82	82	81	316	78	77	82	79
Total depreciation and amortization expense	352	91	94	84	83	343	88	90	86	79
______________________________

(1)	Excludes accelerated depreciation and amortization expense as detailed in the table above, which amounts are included in Certain Items above.

(2)
Other Activities includes corporate Selling, general and administrative ("SG&A") expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

Table 2 - Supplemental Segment Data and Reconciliation of Segment Adjusted EBIT and Operating EBITDA - Non-GAAP Measures - Unaudited

	2019		Q4 '19		Q3 '19		Q2 '19		Q1 '19		2018		Q4 '18		Q3 '18		Q2 '18		Q1 '18
	(In $ millions, except percentages)
Operating Profit (Loss) / Operating Margin
Engineered Materials	446	18.7%	88	16.3%	111	18.8%	103	17.4%	144	21.7%	460	17.7%	95	15.3%	124	19.3%	114	17.2%	127	19.1%
Acetate Tow	52	8.2%	22	14.9%	34	21.5%	(44)	(26.8)%	40	24.1%	130	20.0%	19	11.8%	26	16.5%	39	24.1%	46	27.4%
Acetyl Chain(1)	678	20.0%	108	14.0%	180	20.8%	188	21.7%	202	22.7%	1,024	25.3%	211	22.5%	287	28.5%	273	26.0%	253	24.1%
Other Activities(2)	(342)		(150)		(65)		(61)		(66)		(280)		(66)		(63)		(68)		(83)
Total	834	13.2%	68	4.7%	260	16.4%	186	11.7%	320	19.0%	1,334	18.6%	259	15.3%	374	21.1%	358	19.4%	343	18.5%
Less: Net Earnings (Loss) Attributable to NCI(1)	6		2		2		1		1		6		2		1		1		2
Operating Profit (Loss) Attributable to Celanese Corporation	828	13.1%	66	4.6%	258	16.3%	185	11.6%	319	18.9%	1,328	18.6%	257	15.2%	373	21.1%	357	19.4%	341	18.4%
Operating Profit (Loss) / Operating Margin Attributable to Celanese Corporation
Engineered Materials	446	18.7%	88	16.3%	111	18.8%	103	17.4%	144	21.7%	460	17.7%	95	15.3%	124	19.3%	114	17.2%	127	19.1%
Acetate Tow	52	8.2%	22	14.9%	34	21.5%	(44)	(26.8)%	40	24.1%	130	20.0%	19	11.8%	26	16.5%	39	24.1%	46	27.4%
Acetyl Chain(1)	672	19.8%	106	13.7%	178	20.5%	187	21.6%	201	22.6%	1,018	25.2%	209	22.3%	286	28.4%	272	25.9%	251	23.9%
Other Activities(2)	(342)		(150)		(65)		(61)		(66)		(280)		(66)		(63)		(68)		(83)
Total	828	13.1%	66	4.6%	258	16.3%	185	11.6%	319	18.9%	1,328	18.6%	257	15.2%	373	21.1%	357	19.4%	341	18.4%
Equity Earnings and Dividend Income, Other Income (Expense) Attributable to Celanese Corporation
Engineered Materials	168		45		41		36		46		219	(3)	49		62		54		54
Acetate Tow	112		24		27		29		32		116		25		26		33		32
Acetyl Chain	5		1		2		1		1		8		1		2		3		2
Other Activities(2)	2		—		2		1		(1)		15		8		1		—		6
Total	287		70		72		67		78		358		83		91		90		94
Non-Operating Pension and Other Post-Retirement Employee Benefit (Expense) Income Attributable to Celanese Corporation
Engineered Materials	—		—		—		—		—		—		—		—		—		—
Acetate Tow	—		—		—		—		—		—		—		—		—		—
Acetyl Chain	—		—		—		—		—		—		—		—		—		—
Other Activities(2)	(20)		(71)		17		17		17		(62)		(139)		25		26		26
Total	(20)		(71)		17		17		17		(62)		(139)		25		26		26
Certain Items Attributable to Celanese Corporation (Table 8)
Engineered Materials	7		3		2		9		(7)		15		6		1		7		1
Acetate Tow	104		8		10		86		—		27		9		13		5		—
Acetyl Chain	50		37		11		1		1		(4)		5		(11)		2		—
Other Activities(2)	220		190		6		11		13		190		172		2		4		12
Total	381		238		29		107		7		228		192		5		18		13
Adjusted EBIT / Adjusted EBIT Margin
Engineered Materials	621	26.0%	136	25.2%	154	26.1%	148	25.0%	183	27.6%	694	26.8%	150	24.1%	187	29.1%	175	26.4%	182	27.4%
Acetate Tow	268	42.1%	54	36.5%	71	44.9%	71	43.3%	72	43.4%	273	42.1%	53	32.9%	65	41.1%	77	47.5%	78	46.4%
Acetyl Chain	727	21.4%	144	18.7%	191	22.0%	189	21.8%	203	22.8%	1,022	25.3%	215	23.0%	277	27.5%	277	26.4%	253	24.1%
Other Activities(2)	(140)		(31)		(40)		(32)		(37)		(137)		(25)		(35)		(38)		(39)
Total	1,476	23.4%	303	21.2%	376	23.7%	376	23.6%	421	25.0%	1,852	25.9%	393	23.3%	494	27.9%	491	26.6%	474	25.6%
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(1)	Net earnings (loss) attributable to NCI is included within the Acetyl Chain segment.

(2)
Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

(3)	Includes $218 million of Equity in net earnings (loss) of affiliates and $1 million of Other income.

Table 2 - Supplemental Segment Data and Reconciliation of Segment Adjusted EBIT and Operating EBITDA - Non-GAAP Measures - Unaudited (cont.)

	2019		Q4 '19		Q3 '19		Q2 '19		Q1 '19		2018		Q4 '18		Q3 '18		Q2 '18		Q1 '18
	(In $ millions, except percentages)
Depreciation and Amortization Expense(1)
Engineered Materials	127		33		32		31		31		125		30		31		32		32
Acetate Tow	36		8		9		9		10		39		9		10		10		10
Acetyl Chain	151		39		37		38		37		141		36		34		36		35
Other Activities(2)	15		4		4		4		3		11		3		2		4		2
Total	329		84		82		82		81		316		78		77		82		79
Operating EBITDA / Operating EBITDA Margin
Engineered Materials	748	31.3%	169	31.4%	186	31.5%	179	30.2%	214	32.3%	819	31.6%	180	28.9%	218	34.0%	207	31.2%	214	32.2%
Acetate Tow	304	47.8%	62	41.9%	80	50.6%	80	48.8%	82	49.4%	312	48.1%	62	38.5%	75	47.5%	87	53.7%	88	52.4%
Acetyl Chain	878	25.9%	183	23.7%	228	26.3%	227	26.2%	240	27.0%	1,163	28.8%	251	26.8%	311	30.9%	313	29.8%	288	27.4%
Other Activities(2)	(125)		(27)		(36)		(28)		(34)		(126)		(22)		(33)		(34)		(37)
Total	1,805	28.7%	387	27.0%	458	28.9%	458	28.8%	502	29.8%	2,168	30.3%	471	27.9%	571	32.2%	573	31.1%	553	29.9%
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(1)	Excludes accelerated depreciation and amortization expense, which amounts are included in Certain Items above. See Table 1 for details.

(2)
Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

Table 3
Adjusted Earnings (Loss) per Share - Reconciliation of a Non-GAAP Measure - Unaudited

	2019		Q4 '19		Q3 '19		Q2 '19		Q1 '19		2018		Q4 '18		Q3 '18		Q2 '18		Q1 '18
		per share		per share		per share		per share		per share		per share		per share		per share		per share		per share
	(In $ millions, except per share data)
Earnings (loss) from continuing operations attributable to Celanese Corporation	858	6.89	42	0.35	268	2.17	210	1.67	338	2.64	1,212	8.95	96	0.73	407	3.00	344	2.52	365	2.68
Income tax provision (benefit)	124		(3)		53		28		46		292		76		54		97		65
Earnings (loss) from continuing operations before tax	982		39		321		238		384		1,504		172		461		441		430
Certain Items attributable to Celanese Corporation (Table 8)	381		238		29		107		7		228		192		5		18		13
Refinancing and related expenses	4		—		—		4		—		1		1		—		—		—
Adjusted earnings (loss) from continuing operations before tax	1,367		277		350		349		391		1,733		365		466		459		443
Income tax (provision) benefit on adjusted earnings(1)	(178)		(36)		(38)		(49)		(55)		(243)		(51)		(65)		(64)		(62)
Adjusted earnings (loss) from continuing operations(2)	1,189	9.53	241	1.99	312	2.53	300	2.38	336	2.62	1,490	11.00	314	2.38	401	2.96	395	2.90	381	2.79
	Diluted shares (in millions)(3)
Weighted average shares outstanding	123.9		120.3		122.7		125.3		127.5		134.3		131.2		134.5		135.6		135.9
Incremental shares attributable to equity awards	0.8		0.6		0.6		0.5		0.7		1.1		0.9		1.0		0.7		0.5
Total diluted shares	124.7		120.9		123.3		125.8		128.2		135.4		132.1		135.5		136.3		136.4
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(1)	Calculated using adjusted effective tax rates (Table 3a) as follows:

	2019	Q4 '19	Q3 '19	Q2 '19	Q1 '19	2018	Q4 '18	Q3 '18	Q2 '18	Q1 '18
	(In percentages)
Adjusted effective tax rate	13	13	11	14	14	14	14	14	14	14

(2)	Excludes the immediate recognition of actuarial gains and losses and the impact of actual vs. expected plan asset returns.

	Actual Plan Asset Returns	Expected Plan Asset Returns
	(In percentages)
Q4 '19 & 2019	16.7	6.5
Q4 '18 & 2018	(3.9)	6.7

(3)	Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.

Table 3a
Adjusted Tax Rate - Reconciliation of a Non-GAAP Measure - Unaudited

	Actual
	2019	2018
	(In percentages)
US GAAP annual effective tax rate	13	19
Utilization of foreign tax credits	(3)	—
Changes in valuation allowances, excluding impact of other charges and adjustments(1)	3	(5)
Adjusted tax rate	13	14
______________________________
Note: As part of the year-end reconciliation, we updated the reconciliation of the GAAP effective tax rate for actual results.

(1)	Reflects changes in valuation allowances related to changes in judgment regarding the realizability of deferred tax assets or current year operations, excluding other charges and adjustments.

Table 4
Net Sales by Segment - Unaudited

	2019	Q4 '19	Q3 '19	Q2 '19	Q1 '19	2018	Q4 '18	Q3 '18	Q2 '18	Q1 '18
	(In $ millions)
Engineered Materials	2,386	539	591	593	663	2,593	622	642	664	665
Acetate Tow	636	148	158	164	166	649	161	158	162	168
Acetyl Chain	3,392	771	867	865	889	4,042	936	1,006	1,049	1,051
Intersegment eliminations(1)	(117)	(26)	(30)	(30)	(31)	(129)	(30)	(35)	(31)	(33)
Net sales	6,297	1,432	1,586	1,592	1,687	7,155	1,689	1,771	1,844	1,851
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(1)	Includes intersegment sales primarily related to the Acetyl Chain.

Table 4a
Factors Affecting Segment Net Sales Sequentially - Unaudited
Three Months Ended December 31, 2019 Compared to Three Months Ended September 30, 2019

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(9)	—	—	—	(9)
Acetate Tow	(6)	—	—	—	(6)
Acetyl Chain	(11)	—	—	—	(11)

Total Company	(10)	—	—	—	(10)
Three Months Ended September 30, 2019 Compared to Three Months Ended June 30, 2019

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	2	(2)	(1)	—	(1)
Acetate Tow	(2)	(1)	—	—	(3)
Acetyl Chain	1	—	(1)	—	—

Total Company	2	(1)	(1)	—	—
Three Months Ended June 30, 2019 Compared to Three Months Ended March 31, 2019

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(7)	(3)	(1)	—	(11)
Acetate Tow	(1)	—	—	—	(1)
Acetyl Chain	2	(4)	(1)	—	(3)

Total Company	(2)	(3)	(1)	—	(6)
Three Months Ended March 31, 2019 Compared to Three Months Ended December 31, 2018

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	5	2	—	—	7	(1)
Acetate Tow	1	2	—	—	3
Acetyl Chain	5	(10)	—	—	(5)

Total Company	5	(5)	—	—	—

Three Months Ended December 31, 2018 Compared to Three Months Ended September 30, 2018

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(4)	2	(1)	—	(3)
Acetate Tow	2	(1)	—	—	1
Acetyl Chain	(3)	(4)	(1)	1	(7)

Total Company	(3)	(2)	(1)	1	(5)
Three Months Ended September 30, 2018 Compared to Three Months Ended June 30, 2018

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(2)	—	(1)	—	(3)
Acetate Tow	(2)	—	—	—	(2)
Acetyl Chain	(4)	2	(2)	—	(4)

Total Company	(3)	1	(2)	—	(4)
Three Months Ended June 30, 2018 Compared to Three Months Ended March 31, 2018

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(1)	3	(2)	—	—
Acetate Tow	(3)	—	(1)	—	(4)
Acetyl Chain	(2)	4	(1)	(1)	—

Total Company	(2)	3	(1)	—	—
Three Months Ended March 31, 2018 Compared to Three Months Ended December 31, 2017

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	10	3	2	—	15	(2)
Acetate Tow	8	—	—	—	8
Acetyl Chain	8	9	3	(2)	18

Total Company	9	6	2	(1)	16
_________________________

(1)	2019 includes the effect of the acquisition of Next Polymers Ltd.

(2)	2018 includes the effect of the acquisition of Omni Plastics, L.L.C.

Table 4b
Factors Affecting Segment Net Sales Year Over Year - Unaudited
Three Months Ended December 31, 2019 Compared to Three Months Ended December 31, 2018

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(9)	(3)	(1)	—	(13)
Acetate Tow	(8)	—	—	—	(8)
Acetyl Chain	(4)	(13)	(1)	—	(18)

Total Company	(6)	(8)	(1)	—	(15)
Three Months Ended September 30, 2019 Compared to Three Months Ended September 30, 2018

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(4)	(2)	(2)	—	(8)
Acetate Tow	—	—	—	—	—
Acetyl Chain	6	(18)	(2)	—	(14)

Total Company	2	(11)	(2)	1	(10)
Three Months Ended June 30, 2019 Compared to Three Months Ended June 30, 2018

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(8)	—	(3)	—	(11)
Acetate Tow	1	1	(1)	—	1
Acetyl Chain	(1)	(14)	(3)	—	(18)

Total Company	(3)	(8)	(3)	—	(14)
Three Months Ended March 31, 2019 Compared to Three Months Ended March 31, 2018

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(3)	7	(4)	—	—
Acetate Tow	(1)	—	—	—	(1)
Acetyl Chain	(4)	(8)	(3)	—	(15)

Total Company	(3)	(2)	(4)	—	(9)

Three Months Ended December 31, 2018 Compared to Three Months Ended December 31, 2017

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	2	7	(2)	—	7
Acetate Tow	5	(2)	—	—	3
Acetyl Chain	(2)	10	(2)	(1)	5

Total Company	—	8	(2)	—	6
Three Months Ended September 30, 2018 Compared to Three Months Ended September 30, 2017

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	7	6	(1)	—	12
Acetate Tow	5	(3)	—	(1)	1
Acetyl Chain	(3)	22	—	(2)	17

Total Company	1	14	(1)	(1)	13
Three Months Ended June 30, 2018 Compared to Three Months Ended June 30, 2017

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	11	7	4	—	22
Acetate Tow	1	(2)	—	—	(1)
Acetyl Chain	6	19	5	(3)	27

Total Company	7	13	4	(2)	22
Three Months Ended March 31, 2018 Compared to Three Months Ended March 31, 2017

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	19	3	7	—	29
Acetate Tow	(9)	(4)	1	—	(12)
Acetyl Chain	3	25	7	(3)	32

Total Company	7	14	6	(1)	26

Table 4c
Factors Affecting Segment Net Sales Year Over Year - Unaudited
Year Ended December 31, 2019 Compared to Year Ended December 31, 2018

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(5)	—	(3)	—	(8)
Acetate Tow	(2)	—	—	—	(2)
Acetyl Chain	(1)	(13)	(2)	—	(16)

Total Company	(3)	(7)	(2)	—	(12)
Year Ended December 31, 2018 Compared to Year Ended December 31, 2017

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	9	6	2	—	17
Acetate Tow	—	(3)	—	—	(3)
Acetyl Chain	1	19	2	(2)	20

Total Company	4	12	2	(1)	17

Table 5
Free Cash Flow - Reconciliation of a Non-GAAP Measure - Unaudited

	2019	Q4 '19	Q3 '19	Q2 '19	Q1 '19	2018	Q4 '18	Q3 '18	Q2 '18	Q1 '18
	(In $ millions, except percentages)
Net cash provided by (used in) investing activities	(493)	(168)	(82)	(66)	(177)	(507)	(98)	(78)	(96)	(235)
Net cash provided by (used in) financing activities	(935)	(199)	(299)	(307)	(130)	(1,165)	(526)	(383)	(254)	(2)

Net cash provided by (used in) operating activities	1,454	326	397	424	307	1,558	363	467	585	143
Capital expenditures on property, plant and equipment	(370)	(144)	(82)	(65)	(79)	(337)	(93)	(79)	(79)	(86)
Capital (distributions to) contributions from NCI	(10)	(3)	—	(3)	(4)	(23)	(9)	(6)	(6)	(2)
Free cash flow(1)(2)	1,074	179	315	356	224	1,198	261	382	500	55

Net sales	6,297	1,432	1,586	1,592	1,687	7,155	1,689	1,771	1,844	1,851

Free cash flow as % of Net sales	17.1%	12.5%	19.9%	22.4%	13.3%	16.7%	15.5%	21.6%	27.1%	3.0%
______________________________

(1)
Free cash flow is a liquidity measure used by the Company and is defined by the Company as net cash provided by (used in) operating activities, less capital expenditures on property, plant and equipment, and adjusted for capital contributions from or distributions to Mitsui & Co., Ltd. ("Mitsui") related to our joint venture, Fairway Methanol LLC ("Fairway").

(2)	Excludes required debt service and finance lease payments of $24 million and $63 million for the years ended December 31, 2019 and 2018, respectively.

Table 6
Cash Dividends Received - Unaudited

	2019	Q4 '19	Q3 '19	Q2 '19	Q1 '19	2018	Q4 '18	Q3 '18	Q2 '18	Q1 '18
	(In $ millions)
Dividends from equity method investments	168	42	15	41	70	221	62	44	39	76
Dividends from equity investments without readily determinable fair values	113	24	27	30	32	117	25	26	34	32
Total	281	66	42	71	102	338	87	70	73	108
Table 7
Net Debt - Reconciliation of a Non-GAAP Measure - Unaudited

	2019	Q4 '19	Q3 '19	Q2 '19	Q1 '19	2018	Q4 '18	Q3 '18	Q2 '18	Q1 '18
	(In $ millions)
Short-term borrowings and current installments of long-term debt - third party and affiliates	496	496	368	319	743	561	561	229	366	425
Long-term debt, net of unamortized deferred financing costs	3,409	3,409	3,359	3,444	2,933	2,970	2,970	3,196	3,228	3,343
Total debt	3,905	3,905	3,727	3,763	3,676	3,531	3,531	3,425	3,594	3,768
Cash and cash equivalents	(463)	(463)	(497)	(491)	(441)	(439)	(439)	(703)	(708)	(490)
Net debt	3,442	3,442	3,230	3,272	3,235	3,092	3,092	2,722	2,886	3,278

Table 8
Certain Items - Unaudited
The following Certain Items attributable to Celanese Corporation are included in Net earnings (loss) and are adjustments to non-GAAP measures:

	2019	Q4 '19	Q3 '19	Q2 '19	Q1 '19	2018	Q4 '18	Q3 '18	Q2 '18	Q1 '18	Income Statement Classification
	(In $ millions)
Plant/office closures	26	12	9	2	3	19	16	—	3	—	Cost of sales / SG&A / Other (charges) gains, net / Gain (loss) on disposition of businesses and assets, net
Asset impairments(1)	94	2	9	83	—	—	—	—	—	—	Cost of sales / Other (charges) gains, net
Clear Lake incident	34	32	2	—	—	—	—	—	—	—	Cost of sales
Mergers and acquisitions	12	3	2	4	3	33	6	3	11	13	Cost of sales / SG&A
Actuarial (gain) loss on pension and postretirement plans	88	88	—	—	—	166	166	—	—	—	Cost of sales / SG&A / Non-operating pension and other postretirement employee benefit (expense) income
Restructuring	27	6	7	15	(1)	9	4	2	3	—	SG&A / Other (charges) gains, net / Non-operating pension and other postretirement employee benefit (expense) income
European Commission investigation	89	89	—	—	—	—	—	—	—	—	Other (charges) gains, net
Commercial disputes	10	6	—	2	2	—	—	—	—	—	Cost of sales / SG&A / Other (charges) gains, net
Other	1	—	—	1	—	1	—	—	1	—	SG&A / Gain (loss) on disposition of businesses and assets, net
Certain Items attributable to Celanese Corporation	381	238	29	107	7	228	192	5	18	13
______________________________

(1)	Includes $5 million of asset impairments in 2019 related to the Clear Lake incident.

Table 9
Return on Invested Capital (Adjusted) - Presentation of a Non-GAAP Measure - Unaudited

			2019			2018
			(In $ millions, except percentages)			(In $ millions, except percentages)
Net earnings (loss) attributable to Celanese Corporation			852			1,207

Adjusted EBIT (Table 1)			1,476			1,852
Adjusted effective tax rate (Table 3a)			13%			14%
Adjusted EBIT tax effected			1,284			1,593

	2019	2018	Average	2018	2017	Average
	(In $ millions, except percentages)
Short-term borrowings and current installments of long-term debt - third parties and affiliates	496	561	529	561	326	444
Long-term debt, net of unamortized deferred financing costs	3,409	2,970	3,190	2,970	3,315	3,143
Celanese Corporation stockholders' equity	2,507	2,984	2,746	2,984	2,887	2,936
Invested capital			6,465			6,523

Return on invested capital (adjusted)			19.9%			24.4%

Net earnings (loss) attributable to Celanese Corporation as a percentage of invested capital			13.2%			18.5%